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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Wave Systems Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WAVE SYSTEMS CORP.
480 Pleasant Street
Lee, Massachusetts 01238

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August     , 2003

TO THE STOCKHOLDERS OF WAVE SYSTEMS CORP.:

        Notice is hereby give that the 2003 Annual Meeting of Stockholders of Wave Systems Corp. (the "Company") will be held at 4 p.m. on Monday, August     , 2003 at The Metropolitan Hotel, 569 Lexington Avenue, New York, New York, for the following purposes:

          1.     To re-elect John E. Bagalay, Jr., Nolan Bushnell, George Gilder, John E. McConnaughy, Jr. and Steven Sprague as directors of the Company to hold office until the next Annual Meeting and until their successors are duly elected and qualified;

          2.     To consider and act upon a proposed amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock that the Company is authorized to issue from 75,000,000 to 120,000,000;

          3.     To ratify the action of the Board of Directors in amending the 1994 Employee Stock Option Plan to increase the number of shares of Class A Common Stock authorized for issuance thereunder from 13,000,000 to 15,500,000;

          4.     To ratify the action of the Board of Directors in amending the 1994 Employee Stock Option Plan to extend the termination date thereof from January 1, 2004 to January 1, 2009;

          5.     To approve the issuance of shares of Class A Common Stock in excess of 19.99% of the number of shares of Class A Common Stock outstanding prior to April 30, 2003, upon conversion and exercise of shares of Series H Convertible Preferred Stock and the related Warrants and upon payment of dividends accruing on such Series H Convertible Preferred Stock; and

          6.     To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on June 26, 2003 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders and at any adjournments or postponements thereof.

By Order of the Board of Directors,
Gerard T. Feeney Secretary
Lee, Massachusetts June , 2003

YOUR VOTE IS IMPORTANT

If you do not expect to attend the Annual Meeting, or if you do plan to attend but wish to vote by proxy, please complete, sign, date and return promptly the enclosed proxy card in the enclosed postage-paid envelope.

WAVE SYSTEMS CORP.
480 Pleasant Street
Lee, Massachusetts 01238

PROXY STATEMENT

2003 ANNUAL MEETING OF STOCKHOLDERS
to be held on August     , 2003

General

        This Proxy Statement is being furnished to the holders of the common stock, $.01 par value per share (the "Common Stock") of Wave Systems Corp., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of proxies for use at the 2003 Annual Meeting of Stockholders to be held on, August     , 2003 (the "Annual Meeting") commencing at 4 p.m., at The Metropolitan Hotel, 569 Lexington Avenue, New York, New York, and at any adjournments or postponements thereof. The matters to be considered and acted upon at the meeting are described below in this Proxy Statement.

        The principal executive offices of the Company are located at 480 Pleasant Street, Lee, Massachusetts 01238. The approximate mailing date of this Proxy Statement and the accompanying proxy is June     , 2003.

Voting Rights and Votes Required

        Only stockholders of record at the close of business on June 26, 2003 will be entitled to notice of, and to vote at, the Annual Meeting. As of such record date, the Company had outstanding 51,781,918 shares of Class A Common Stock and 314,225 shares of Class B Common Stock. Each stockholder is entitled to one vote for each share of Common Stock held on the matters to be considered at the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the meeting. Shares of Common Stock present in person, or represented by proxy (including shares of Common Stock which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the meeting.

        The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the meeting is required for the election of directors. The affirmative vote of the holders of the majority of shares of Common Stock entitled to vote at the Annual Meeting is required for the approval of the proposal to amend the Restated Certificate of Incorporation of the Company. The affirmative vote of a majority of the holders of shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of the proposals to approve the amendments to the 1994 Employee Stock Option Plan to increase the number of shares of Class A Common Stock authorized for issuance thereunder, and to extend the termination date. The affirmative vote of a majority of the total votes cast in person or by proxy on the proposal to approve the issuance of shares of Class A Common Stock in excess of 19.99% of the number of shares of Class A Common Stock outstanding prior to April 30, 2003 upon conversion of shares of Series H Convertible Preferred Stock, upon exercise of the related warrants and upon payment of dividends accruing on such Series H Convertible Preferred Stock is required for approval of this proposal.

        Abstentions with regard to the election of the nominees for director will be excluded entirely from the vote and will have no effect on the outcome. Abstentions with regard to the amendment to the Restated Certificate of Incorporation and the amendments to the 1994 Employee Stock Option Plan will be treated as shares of Common Stock that are present and entitled to vote for purposes of determining the number of shares of Common Stock present and entitled to vote with respect to those particular matters, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on those matters will have the same legal effect as a vote against such matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter, those shares of Common Stock will not be considered as present and entitled to vote with respect to such matter.

        The accompanying proxy may be revoked at any time before it is exercised by giving a later proxy, notifying the Secretary of the Company in writing, or voting in person at the meeting.

STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES OF COMMON STOCK REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED BY THE PROXY. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THE PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

        The Company's Annual Report, including financial statements for the fiscal year ended December 31, 2002, has been mailed to stockholders concurrent with the mailing of this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation material.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table provides information about securities authorized for issuance under the Company's equity compensation plans.

Plan Category	Number of Securities to be issued upon exercise of outstanding options warrants and rights (a)	Weighted Average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	10,846,298	$5.45	1,265,203
Wave equity compensation plans not approved by security holders	129,365	5.10	—

Total Company plans	10,975,663	$5.44	1,265,203
WaveXpress equity compensation plans not approved by security holders(1)	1,402,841	$1.21	1,069,382

(1)
The WaveXpress equity compensation plans provide grants of options to purchase shares of WaveXpress Common Stock. Accordingly the WaveXpress equity plans have no dilutive effect on the existing shareholders of Wave.

        Wave Equity compensation plans not approved by security holders are comprised of the following:

        In connection with a software development agreement that the Company entered into with Archon Technologies, Inc. ("Archon"), the Company issued to Archon a warrant to purchase 50,000 shares of Class A Common Stock at $3.48 per share, pursuant to an individual compensation plan with Archon (the "Archon Plan"). The warrant became exercisable on November 9, 2002, and expires on November 9, 2007. No additional warrants are required to be granted pursuant to the Archon Plan.

        A director of WaveXpress, Inc. ("WaveXpress"), a joint venture between the Company and Sarnoff Corporation, was granted a warrant to purchase 10,000 shares of Class A Common Stock at $10.00 per share, pursuant to an individual compensation plan with the director, upon acceptance of an offer to serve on WaveXpress' board. This warrant is currently exercisable and expires on August 24, 2004. No additional warrants are required to be granted pursuant to this individual compensation plan.

        As a result of the successful placement of 350 shares of Series B preferred stock, a consultant from Digital Media Group, Inc. ("Digital Media") was issued warrants by the Company to purchase 15,000 Class A Common Stock at a price of $3.09 per share, pursuant to an individual compensation plan with Digital Media (the "Digital Media Plan"). No additional warrants are required to be granted pursuant to the Digital Media Plan. These warrants are currently exercisable and expire on March 1, 2006.

        In connection with a consulting agreement that the Company entered into with the William Morris Agency, Inc. ("William Morris"), the Company issued William Morris a warrant to purchase 10,000 shares of Class A Common Stock at $14.73 per share, pursuant to an individual compensation plan with William Morris (the "William Morris Plan"). No additional warrants are required to be granted pursuant to the William Morris Plan. This warrant is currently exercisable and expires on March 31, 2004.

        In connection with an agreement that the Company entered into with an outside sales representative, the Company issued warrants to purchase 44,365 shares of Class A Common Stock at prices ranging from $0.95 to $1.45 per share, pursuant to an individual compensation plan with the sales representative. No additional warrants are required to be granted pursuant to the individual compensation plan for the sales representative. These warrants are currently exercisable and expire January 1, 2013 through April 30, 2013.

        The following table sets forth certain information concerning the beneficial ownership of the Company's Class A and Class B Common Stock as of May 30, 2003 (except as otherwise noted) by (i) each stockholder who is known by the Company to own beneficially more than five percent of the outstanding Class A or Class B Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table below, and (iv) all directors and executive officers of the Company as a group. Holders of Class A Common Stock are entitled to one vote per share on all matters submitted to a vote of the stockholders of the Company. Holders of Class B Common Stock are entitled to one vote per share on all matters submitted to a vote of the stockholders, except that holders of Class B Common Stock will have five votes per share in cases where one or more directors are nominated for election by persons other than the Company's Board of Directors and where there is a vote on any merger, consolidation or other similar transaction which is not recommended by the Company's Board of Directors. In addition, holders of Class B Common Stock will have five votes per share on all matters submitted to a vote of the stockholders in the event that any person or group of persons acquires beneficial ownership of 20% or more of the outstanding voting securities of the Company. Shares of Class B Common Stock are convertible into shares of Class A Common Stock on a one-for-one basis at the option of the holder.

Beneficial Owner (1)	Number of Shares of Class A Common Stock Owned(2)	Percent of Class	Number of Shares of Class B Common Stock Owned	Percent of Class	Percent of All Outstanding Common Stock(3)
Peter J. Sprague(4), (12)	1,928,834	3.2	161,000	51.2	3.5
John E. Bagalay, Jr.(5)	126,000	*	0	*	*
Nolan Bushnell(6)	56,316	*	4,316	1.4	*
George Gilder(7)	208,000	*	2,000	*	*
John E. McConnaughy, Jr.(8)	66,750	*	0	*	*
Steven Sprague(9), (12)	1,981,660	3.5	42,102	13.4	3.5
Gerard T. Feeney(10)	800,000	1.4	0	*	1.4
All executive officers and directors as a group (7 persons)(11)	4,944,060	8.5	209,418	66.6	8.9

*
Less than one percent.

(1)
Each individual or entity has sole voting and investment power, except as otherwise indicated.

(2)
Includes shares of Class A Common Stock issuable upon the conversion of Class B Common Stock.

(3)
In circumstances where the Class B Common Stock has five votes per share, the percentages of total voting power would be as follows: Peter J. Sprague, 4.5%; John E. Bagalay, Jr., less than 1%; Nolan Bushnell, less than 1%; George Gilder, less than 1%; John E. McConnaughy, Jr., less than 1%; Steven Sprague, 3.8%; Gerard T. Feeney, 1.4%; and all Executive Officers and directors as a group, 10.1%.

(4)
Includes 1,122,500 shares of Class A Common Stock that are subject to options presently exercisable or exercisable within 60 days. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238. Mr. Sprague resigned as a director and officer of the Company, effective March 31, 2003.

(5)
Includes 122,000 shares of Class A Common Stock that are subject to options presently exercisable. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(6)
Includes 52,000 shares of Class A Common Stock that are subject to options presently exercisable. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(7)
Includes 202,000 shares of Class A Common Stock that are subject to options presently exercisable. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(8)
Includes 40,000 shares of Class A Common Stock that are subject to options presently exercisable. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(9)
Includes 1,669,506 shares of Class A Common Stock that are subject to options presently exercisable or exercisable within 60 days. Also includes 37,102 shares of Class B Common Stock held in trust for the benefit of Mr. Steven Sprague's family, and for which Mr. Steven Sprague is a trustee. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(10)
Includes 600,000 shares of Class A Common Stock that are subject to options presently exercisable or exercisable within 60 days. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(11)
Includes 3,808,006 shares of Class A Common Stock that are subject to options presently exercisable or exercisable within 60 days.

(12)
Includes 223,500 shares of Common Stock beneficially owned by Mr. Steven Sprague and Mr. Peter J. Sprague in which voting and investment rights are shared.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        At the Annual Meeting, five directors are to be elected, each to hold office until the next annual meeting of stockholders and until his respective successor has been duly elected and qualified. If no direction is given to the contrary, all proxies received by the Board of Directors will be voted "FOR" the election as directors of each of the following nominees. In the event that any nominee declines or is unable to serve, the proxy solicited herewith may be voted for the election of another person in his stead at the discretion of the proxies. The Board of Directors has no reason to believe that any of the nominees will not be available to serve. Set forth below is the name and age of each nominee, their position with the Company, if any, the year in which each first became a director, the principal occupation and employment of each over the last five years and other directorships, if any. Each nominee is currently a director of the Company.

The Board of Directors recommends that the Stockholders vote "FOR" the election of each of the nominees.

Information Regarding The Nominees For Director

Name	Age	Business Experience and Principal Occupation or Employment During Past 5 Years; Positions held with Wave Systems Corp.; Other Directorships	Director Since
John E. Bagalay, Jr., Ph.D.(1)(2)(3)(4)(5)	69	Acting Chairman of the Company since March 2003; Senior Advisor to the Chancellor of Boston University since January 1998; Chief Operating Officer of Eurus Technologies, Inc. from January 1999 to December 1999 and Chief Financial Officer of Eurus International, Limited (formerly known as Eurus Technologies, Inc.) since January 1999; President and CEO of Cytogen Corporation from January 1998 to January 1999 and Chief Financial Officer from October 1997 to September 1998; Managing Director, Community Technology Fund, venture capital affiliate of Boston University from September 1989 to December 1997; former General Counsel of Lower Colorado River Authority, Texas Commerce Bancshares, Inc. and Houston First Financial Group; Director of Cytogen Corporation, Decorize, Inc and several privately held companies. Mr. Bagalay's term as director expires in 2003.	1993
Nolan Bushnell(3)	60	Chairman and Chief Executive Officer of uWink.com, Inc. since December 1999 where he is leading the development of streaming media distribution models for internet entertainment. Mr. Bushnell's term as director expires in 2003.	1999
George Gilder(4)	63
		Chairman of the Executive Committee of the Company since 1996; Senior Fellow at the Discovery Institute in Seattle, Washington; author of several books, including Life After Television, Microcosm, The Spirit of Enterprise, Wealth and Poverty and most recently Telecosm; contributing editor to Forbes Magazine; Chairman of Gilder Technology Group, Inc. (publisher of monthly technology reports); former chairman of the Lehrman Institute Economic Roundtable; former Program Director for the Manhattan Institute; recipient of White House award for Entrepreneurial Excellence from President Reagan. Mr. Gilder's term as director expires in 2003.	1993

John E. McConnaughy, Jr. (1)(2)(3)(4)(5)	73	Chairman and Chief Executive Officer of JEMC Corporation; Director of Varsity Brands Inc., Levcor International, Inc., Fortune Natural Resources, Inc., Overhill Farms, Inc. and Consumer Portfolio Services Inc. Mr. McConnaughy is also Chairman of the Board of Trustees of the Strang Clinic and the Chairman Emeritus of the Board of the Harlem School of the Arts. Mr. McConnaughy's term as director expires in 2003.	1988
Steven Sprague	38	President and Chief Executive Officer of the Company since March 2000; President and Chief Operating Officer of the Company from May 1996 to March 2000; Chief Executive Officer of WaveXpress from July 2001 until March 2003 and Chairman of the Board of Directors of WaveXpress from October 1999 until March 2003; director of WaveXpress; and Vice President and director of Specialty Broadcast Networks, Inc. Mr. Sprague is the son of Peter J. Sprague, former Chairman of the Company. Mr. Sprague's term as director expires in 2003.	1997

Biographical Information Regarding Executive Officer Who Is Not A Director

Name	Age	Business Experience and Principal Occupation or Employment During Past 5 Years; Positions held with Wave Systems Corp.; Other Directorships	Officer Since
Gerard T. Feeney	44	Secretary of the Company since February 1999, Senior Vice President of Finance and Administration, and Chief Financial Officer of the Company since June 1998; Vice President of Finance and Operations and Chief Financial Officer of Xionics Document Technologies, Inc. from 1991 to 1998.	1998

(1)
Member of Nominating Committee.

(2)
Member of Compensation Committee.

(3)
Member of Audit Committee.

(4)
Member of Executive Committee.

(5)
Independent Audit Committee expert.

Involvement in Certain Legal Proceedings

        Mr. McConnaughy was the Chairman of the Board of the Excellence Group, LLC, which filed a petition for Bankruptcy under Chapter 11 of the U.S. Federal bankruptcy laws in January 1999. The Excellence Group's subsidiaries produced labels for a variety of customers.

The Board of Directors and its Committees

        The Board of Directors met five times during 2002. None of the directors attended fewer than seventy-five percent (75%) of the aggregate of the Board of Directors' meetings and the meetings of Board Committees on which he served. The Board Committees include an Audit Committee, a Compensation Committee, a Nominating Committee and an Executive Committee.

  Audit Committee

        The members of the Audit Committee are Messrs. McConnaughy, Bagalay and Bushnell each of whom is independent, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers, listing standards and free from relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member. The Audit Committee reviews the services provided by the Company's independent auditors, consults with the independent auditors on audits and proposed audits of the Company, and reviews the need for internal auditing procedures and the adequacy of the Company's internal control systems. In 2002, the Audit Committee held four meetings.

  Compensation Committee

        The members of the Compensation Committee are Messrs. McConnaughy and Bagalay. The Compensation Committee administers the Company's stock option plans, reviews and recommends compensation levels of the Company's executive officers. In 2002, the Compensation Committee held two meetings.

  Nominating Committee

        The members of the Nominating Committee are Messrs. Bagalay and McConnaughy. The Nominating Committee establishes procedures for identifying potential candidates for appointment or election as directors, reviews and makes recommendations regarding the criteria for Board membership, and proposes nominees for election at the annual meetings and candidates to fill Board vacancies. The Nominating Committee will consider recommendations for nominees from any stockholder who is entitled to vote for the election of directors. Stockholders should send recommendations of candidates for nomination for the 2004 slate of directors, in writing, no later than December 31, 2003 to the Company's Secretary, 480 Pleasant Street, Lee, Massachusetts 01238. Recommendations must be accompanied by the consent of the individual being recommended to be nominated, to be elected and to serve. The submission also should include a statement of the candidate's business experience and other business affiliations. In 2002, the Nominating Committee held one meeting.

  Executive Committee

        The members of the Executive Committee are Messrs. Bagalay, Gilder and McConnaughy. The Executive Committee assists the Chairman of the Company in the absence of a meeting of all members of the Board of Directors. The Executive Committee brings material matters to the attention of the Board of Directors and prepares the deliberation process of the Board of Directors, thus accelerating vital decisions for the Company. However, the Board of Directors did not delegate its full power to the Executive Committee and asked that the Executive Committee include all members of the Board of Directors in major decisions affecting the Company. In 2002, the Executive Committee held no meetings.

Director Compensation

        Each director who is not an employee of the Company received cash compensation of $30,000 each for serving on the Board of Directors in 2002 and was paid $1,000 for each meeting attended.

Under the Company's Non-Employee Directors Stock Option Plan, each director who is not an employee of the Company receives an initial grant of options to purchase 12,000 shares of Class A Common Stock and an annual grant to purchase 10,000 shares of Class A Common Stock at fair market value. The options are granted at the time directors are appointed to the Board and upon re-election after the annual meeting of the stockholders; and vest the day following the grant. Options terminate upon the earliest to occur of (i) three months after the optionee ceases to be a director of the Company, (ii) one year after the death or disability of the optionee, and (iii) ten years after the date of grant. If there is a change of control of the Company, all outstanding stock options will become immediately exercisable.

AUDIT COMMITTEE REPORT

        The audit committee is governed by a written charter that is attached hereto as Appendix A.

Report to Stockholders

        The Audit Committee met with members of the Company's management team and independent auditors to review and discuss the audited financial statements as well as the unaudited quarterly financial statements. The Audit Committee received from the independent auditors disclosures regarding the auditors' independence required by Independence Standard No. 1. In addition, the Audit Committee discussed with the auditors the auditors' independence and other matters required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing meetings and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

  Audit Fees

        Aggregate fees billed to the Company for the annual audit and the quarterly reviews of the consolidated financial statements for the last fiscal year totaled $209,790.

  All Other Fees

        Aggregate fees billed to the Company for services rendered by the Company's independent accountants for audit related services were $86,200. Audit related services consisted of audits of the financial statements of the Company's employee benefit plan, review of and assistance with registration statements, Form 10-Q and Form 10-K filings and amendments thereto, issuance of consents and accounting advice. Non-audit fees billed to the Company by its independent auditors totaled $30,600 and consisted of tax compliance services. The audit committee believes that the provision of non-audit services during the 2002 fiscal year does not affect the accountants' ability to maintain independence with respect to the Company.

Audit Committee
John E. McConnaughy John E. Bagalay Jr. Nolan Bushnell

EXECUTIVE COMPENSATION

  Summary Compensation Table

        The following table sets forth information with respect to the compensation paid or awarded by the Company to the Chief Executive Officer and the other executive officers whose cash compensation exceeded $100,000. (collectively, the "Named Executive Officers") for services rendered in all capacities during 2002, 2001 and 2000.

Long-Term Compensation Awards
Annual Compensation
Name and Principal Position				Number of Shares Underlying Options(#)
	Year	Salary($)	Bonus($)
Peter J. Sprague(1) Former Chairman	2002 2001 2000	$185,000 185,000 185,000	$200,391 105,000 150,000	200,000 200,000 100,000
Steven Sprague(2) President and Chief Executive Officer	2002 2001 2000	250,000 250,000 250,000	161,500 175,000 250,000	252,500 250,000 500,000
Gerard T. Feeney(3) Senior Vice President, Chief Financial Officer and Secretary	2002 2001 2000	185,000 185,000 185,000	102,000 105,000 150,000	150,000 150,000 100,000

(1)
Mr. Peter Sprague was awarded a bonus of $150,000 that was paid in 2000 and was fully applied to his outstanding loans with the Company. In 2002 Mr. Sprague was awarded a bonus of approximately $174,000 that was applied in full to his outstanding loan with the Company. Such bonus was not awarded at fiscal year end as is the Company's usual practice. Mr. Sprague resigned as an officer and director of the Company, effective March 31, 2003.

(2)
Mr. Steven Sprague was elected President and Chief Executive Officer of the Company on June 26, 2000. Previously, Mr. Sprague was President and Chief Operating Officer of the Company from May 23, 1996 until he was elected Chief Executive Officer.

(3)
Mr. Gerard T. Feeney was hired as Senior Vice President, Finance and Administration and Chief Financial Officer on June 8, 1998 and was elected Secretary on February 25, 1999.

  Option Grants in Last Fiscal Year

        The following table sets forth certain information regarding options granted during the fiscal year ended December 31, 2002 by the Company to the Named Executive Officers.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(1)
	Number of Shares Underlying Options Granted (#)
		% of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price ($/Share)	Expiration Date
					5%($)	10%($)
Peter J. Sprague	200,000	12.4%	$2.01	2/1/12	$252,816	$640,684
Steven Sprague	252,500	15.7%	$2.01	2/1/12	319,180	808,864
Gerard T. Feeney	150,000	9.3%	$2.01	2/1/12	189,612	480,513

(1)
The potential realizable value of the options reported above was calculated by assuming 5% and 10% compounded annual rates of appreciation of the Common Stock from the date of grant of the options until the expiration of the options, based upon the market price on the date of grant. These assumed annual rates of appreciation were used in compliance with the rules of the Securities and Exchange Commission and are not intended to forecast future price appreciation of the Common Stock.

  Fiscal Year End Option Value Table

        The following table sets forth information regarding the aggregate number and value of options held by the Named Executive Officers as of December 31, 2002, and the aggregate number and value of options exercised by the Named Executive Officers during 2002.

			Number of Shares Underlying Unexercised Options at December 31, 2002(#)		Value of Unexercised In-The-Money Options at December 31, 2002($)(1)
Name	Shares Acquired on Exercise	Value Received
			Exercisable	Unexercisable	Exercisable	Unexercisable
Peter J. Sprague	-0-	$-0-	955,833	366,667	$32,693	$-0-
Steven Sprague	-0-	-0-	1,366,172	585,833	66,227	-0-
Gerard T. Feeney	-0-	-0-	466,667	283,333	-0-	-0-

(1)
The last reported bid price for the Company's Class A Common Stock on December 31, 2002 was $1.33 per share. Value is calculated on the basis of the difference between the respective option exercise prices and $1.33, multiplied by the number of shares of Common Stock underlying the respective options.

  Employment Contracts

        Since November 1998, the Company has had an employment agreement with Steven Sprague that provides that Mr. Sprague shall serve as President and Chief Executive Officer of the Company for consecutive one year terms unless either party provides written notice to the other of its/his intention not to renew the contract not less than sixty (60) days prior to the expiration of the then current term. The employment agreement provides that Mr. Sprague will be paid a minimum base salary of $185,000 per year subject to increase from time to time as determined by action of the Board of Directors. The employment agreement also provides that Mr. Sprague will be entitled to an annual bonus. The annual bonus is comprised of two portions: fixed and incentive. The fixed portion of the bonus is guaranteed and calculated to be equal to 50% of each year's annual salary. The incentive portion of the bonus is based on proper execution of the role of President and Chief Executive Officer. See "Report of the Compensation Committee—Base Salaries and Bonuses for 2002". In the event that Mr. Sprague's employment is terminated without cause or in certain other circumstances, Mr. Sprague will be paid a lump sum in an amount equal to three (3) year's annual base salary then in effect, and continue health insurance and other benefits for a period equal to the remaining Term of Employment then in effect. This employment agreement also contains a two-year post termination covenant not to compete.

        Since June 1998, the Company also has had an employment agreement with Gerard T. Feeney that provides that Mr. Feeney shall serve as Senior Vice President, Finance and Administration and Chief Financial Officer of the Company for consecutive one year terms unless either party provides written notice to the other of its/his intention not to renew the contract not less than sixty (60) days prior to the expiration of the then current term. The employment agreement provides that Mr. Feeney will be paid a minimum base salary of $160,000 per year subject to increase from time to time as determined by action of the Board of Directors. The employment agreement also provides that Mr. Feeney will be entitled to an annual bonus. The annual bonus is comprised of two portions: fixed and incentive. The fixed portion of the bonus is guaranteed and calculated to be equal to 50% of each year's annual salary. The incentive portion of the bonus is based on proper execution of the role of Chief Financial Officer. See "Report of the Compensation Committee—Base Salaries and Bonuses for 2002". In the event that Mr. Feeney's employment is terminated without cause or in certain other circumstances, Mr. Feeney will be paid a lump sum in an amount equal to one year's annual base salary then in effect, and a guaranteed portion of bonus, benefits and similar relocation package. However in the event Mr. Feeney secures employment elsewhere during the one-year period subsequent to termination, severance pay will stop once employment has begun with the new employer. In addition, Mr. Feeney's options will continue to vest for at least one year from the termination date and for the portion of time greater than one year and up to his next anniversary-vesting period. This employment agreement also contains a two-year post termination covenant not to compete.

Compensation Interlocks and Insider Participation

        None of the members of the Compensation Committee of the Company were officers or employees of the Company, nor was any executive officer of the Company a director or member of the compensation committee of any entity, of which an executive officer or director of such entity served on the Compensation Committee or as a director of the Company. None of the members of the Compensation Committee of the Company had any relationship with the Company which would require disclosure under "Certain Relationships and Related Transactions" herein.

Report of the Compensation Committee

General

        The Compensation Committee of the Board of Directors (the "Committee") is comprised of non-employee directors. The current members of the Committee are Messrs. McConnaughy and Bagalay. The Committee reviews and recommends to the Board of Directors compensation levels for the Company's executive officers, and administers the Company's stock option plans including the awarding of grants thereunder.

Compensation Philosophy

        The goals of the Company's compensation policy are to attract, retain and reward executive officers who contribute to the Company's overall success by offering compensation that is competitive in the security, software and services industries, to motivate executives to achieve the Company's business objectives and to align the interests of officers with the long-term interests of stockholders.

Forms of Compensation

        The Company provides our executive officers with a compensation package consisting of base salary, fixed and incentive bonuses and participation in benefit plans generally available to other employees. In setting total compensation, the Compensation Committee considers individual performance, as well as market information regarding compensation paid by other companies in the Company's industry.

        Base Salary.    Salaries for the Company's executive officers were initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions in the Company's industry for individuals of similar education and background to the executive officers being recruited. Salaries are generally reviewed annually by the Compensation Committee and are subject to increases based on (i) the Compensation Committee's determination that the individual's level of contribution to the Company has increased since their salary had last been reviewed and (ii) increases in competitive pay levels.

        Bonuses.    According to the employment contracts with both the Chief Executive Officer and Chief Financial Officer, the annual bonus is comprised of two portions: fixed and incentive. The fixed portion of the bonus is guaranteed and calculated to be equal to 50% of each year's annual salary. The incentive portion of the bonus is based on proper execution of the role of each officer. Incentive bonus payments to employees other than the Chief Executive Officer are determined by the Compensation Committee, in consultation with the Chief Executive Officer, based on the Company's financial performance and the achievement of the employee's individual performance objectives. The Chief

Executive Officer's incentive bonus is determined by the Compensation Committee, without participation by the Chief Executive Officer, based on the same factors.

        Long-Term Incentives.    Longer-term incentives are provided through the Company's stock option plans, which reward executives and other employees through the growth in value of the Company's stock. The Compensation Committee believes that employee equity ownership is highly motivating, provides a major incentive for employees to build stockholder value and serves to align the interests of employees with those of stockholders. Grants of stock options to executive officers are based upon each officer's relative position, responsibilities, historical and expected contributions to the Company, and the officer's existing stock ownership and previous option grants, with primary weight given to the executive officers' relative rank and responsibilities. Initial stock option grants designed to recruit an executive officer to join the Company may be based on negotiations with the officer and with reference to historical option grants to existing officers. Stock options are granted at an exercise price equal to the market price of the Company's common stock on the date of grant and will provide value to the executive officers only when the market price of the common stock increases over the exercise price.

        The Company has not established a policy with regard to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") since the Company has not and does not currently anticipate paying cash compensation in excess of $1 million per annum to any employee. The Company intends to administer its stock option plans in accordance with Section 162(m) of the Code.

        Consistent with the provisions of the Sarbanes-Oxley Act of 2002, the Company has adopted a written policy prohibiting future loans to officers and directors.

Base Salaries and Bonuses for 2002

        As part of the Company's compensation policy the Company awarded the following bonuses to the Named Executive Officers: $200,391 to Mr. Peter J. Sprague, former Chairman, of which $174,000 had no connection with corporate performance and was applied in full to his outstanding loan with the Company and $26,391 was an incentive bonus awarded in relative conformity with prior years' bonuses; $161,500 to Mr. Steven Sprague, President and Chief Executive Officer comprised of a fixed bonus portion of $125,000 and an incentive bonus portion of $36,500; and $102,000 to Mr. Gerard T. Feeney, Senior Vice President, Chief Financial Officer and Secretary comprised of a fixed bonus portion of $92,500 and an incentive bonus portion of $9,500 awarded in relative conformity with prior years' bonuses. Mr. Steven Sprague was also granted options in 2002 to purchase 252,500 shares of Common Stock.

Compensation of the Chief Executive Officer

        The Chief Executive Officer received a base salary of $250,000 and a $125,000 fixed portion of a bonus which was set in his 1998 employment contract. An incentive bonus of $36,500 was paid to the Chief Executive Officer based on his continuous efforts and success in developing customer relations and the positioning of the Company's technology and services in the marketplace. The Chief Executive Officer received a grant of 252,500 options in line with prior year stock option grants for a similar level of performance. The Committee believes that CEO compensation was appropriately based upon the Company's financial position and performance.

Respectfully submitted,
Compensation Committee
John E. McConnaughy, Jr. John E. Bagalay, Jr.

Certain Relationships and Related Transactions

Loans Receivable from Director/Officers

        The Company had outstanding loans receivable from officers totaling $1,277,860 less a reserve for uncollectibity of $999,518 for a net balance of $278,342 as of December 31, 2002. Loans receivable from officers were $1,380,050 with no reserve as of December 31, 2001. Some of the loans, as indicated below were extended beyond their original terms by one year. These loans and extensions thereon, were granted to the officers, prior to the enactment of the Sarbanes-Oxley Act of 2002, to allow them to satisfy certain personal financial obligations that would otherwise have required them to liquidate some of their holdings of the Company's shares of Common Stock. The loans were granted and extended as a means to mitigate a potential unfavorable impact to the Company's Common Stock share price as a result of the officers selling large blocks of shares of Common Stock. The officer loans consist of the following:

        On March 26, 2001 the Company made a personal loan to Mr. Gerard T. Feeney, Senior Vice President, Chief Financial Officer and Secretary of the Company as evidenced by a demand note for $250,000, which sum was due and payable to the Company on March 26, 2002 and bore interest at a rate per annum equal to 1% over the prime interest rate. Interest on the loan accrued monthly and was payable at maturity. The terms of the loan were substantially equivalent to market terms available at that time. The due date of the demand note was subsequently extended until March 26, 2003. As of December 31, 2002 the loan balance, including accrued interest was $278,342. As of March 26, 2003 the loan balance, including accrued interest thereon was $281,399. On March 27, 2003, the Compensation Committee approved a bonus in an amount equal to Mr. Feeney's obligations with respect to such loan and accrued interest. Proceeds of this bonus have been used to repay the loan and all interest accrued on such loan. This bonus was granted during the year so that Mr. Feeney could repay his loan, rather than at fiscal year end when bonuses are usually awarded. The factors used in granting this bonus were the amount of the loan, the ability to repay the loan and the impact that non-repayment of the loan would have on Mr. Feeney's abilities to fulfill his duties for the Company. The Company no longer intends to award bonuses to executive officers or directors in order for them to repay outstanding loans because there are no outstanding loans to any current executive officers or directors and the Sarbanes-Oxley Act of 2002 prohibits any future such loans. The largest aggregate amount outstanding with respect to indebtedness of Mr. Feeney during 2002 was $278,342. Wave intends to take this bonus into account when considering future bonus awards to Mr. Feeney.

        Also during 2001, the Company made personal loans to Mr. Peter J. Sprague, former Chairman of the Company and the father of the Company's President and Chief Executive Officer, Steven K. Sprague, totaling approximately $1,062,139. The loans were evidenced by demand notes for $713,320 dated February 27, 2001, $184,500 dated July 25, 2001 and $164,319 dated September 5, 2001. These demand notes carry terms of one year and bear interest at a rate per annum equal to 1% over the prime rate of interest. Interest on the loans accrues monthly and is payable at maturity. The terms of the loans were substantially equivalent to market terms available at that time. Two of the loans in the amount of $713,320 and $184,500 plus accrued interest came due on February 27, 2002 and July 25, 2002, respectively and were extended for an additional year beyond their original due dates, prior to the enactment of the Sarbanes-Oxley Act of 2002. The remaining loan, which had an original face value of $165,319 and a balance of $174,391 including accrued interest, came due in September 2002. On November 12, 2002, the Compensation Committee approved the payment of a bonus that Mr. Sprague used to repay the $164,319 balance of the note due in September 2002 plus accrued interest of $10,072. Accordingly, the Company recognized approximately $174,391 as bonus expense in selling, general and administrative expense in its statement of operations for the year ended December 31, 2002. This bonus was granted during the year so that Mr. Sprague could repay his loan, rather than at fiscal year end when bonuses are usually awarded. This bonus was awarded based on the same factors as the bonus awarded to Mr. Feeney. As of December 31, 2002, the balances of these two loans were

$799,143 that came due on February 27, 2003 and $200,374 that is due on July 25, 2003, for a total of $999,518. As of April 23, 2003, the balances of these two loans were $810,735 that came due on February 27, 2003 and $203,373 that is due on July 25, 2003, for a total of $1,014,109. The Company has recorded a reserve for uncollectibility for 100% of these loans that remain outstanding as of December 31, 2002 and April 23, 2003, because the Company determined that Mr. Sprague is unable to repay the loans promptly. Mr. Sprague resigned as Chairman of the Company as of March 31, 2003. Mr. Sprague has been appointed Chairman and Chief Executive Officer of WaveXpress. The largest aggregate amount outstanding with respect to indebtedness of Mr. Sprague during 2002 was $1,161,573.

        Consistent with the provisions of the Sarbanes-Oxley Act of 2002, the Company has adopted a written policy prohibiting future loans to officers and directors (see "Compensation Committee Report" above).

Specialty Broadcast Networks

        In August 2001, the Company loaned $150,000 to Specialty Broadcast Networks ("SBN") pursuant to an unsecured convertible term note. SBN's business is to create new video and Internet content networks and aggregate this content into commercially viable web sites and interactive networks. The loan was made to SBN to fund initial operations. The largest aggregate amount due the Company under the note during 2002 was $159,879, including accrued interest of $9,879. The Company also entered into a stock purchase agreement pursuant to which the Company acquired a 50% stake in SBN, for a nominal amount. Steven Sprague is a director and executive officer of SBN. The note bears interest at a rate per annum equal to the prime rate and is convertible into shares of SBN common stock. Interest on the note accrues monthly. As of April 23, 2003 the loan balance, including accrued interest thereon was approximately $161,853. The note together with accrued interest is due and payable no later than April 30, 2004. The Company's commitment to make further loans to SBN pursuant to the note expired on February 3, 2002, and the Company has made no further loans to SBN.

Compensation to Michael Sprague

        During 2002, Michael Sprague, son of Mr. Peter J. Sprague, the former Chairman of the Company, served as Vice President of Services Development of WaveXpress and was paid compensation of $125,619 for serving in this capacity.

Performance Graph

        The following line graph compares the Company's cumulative total return to stockholders with the cumulative total return of the Nasdaq Market Value Index and the Computer Related Services SIC Code Index from December 31, 1997 through December 31, 2002. These comparisons assume the investment of $100 on December 31, 1997 and the reinvestment of dividends. The stock performance on the graph is not necessarily indicative of future stock price performance.

Wave Systems Corp.
Comparison of Cumulative Total Return to Stockholders
December 31, 1997 through December 31, 2002

	Wave Systems	Peer Group (SIC Code 7379)	NASDAQ Market
12/31/97	100.00	100.00	100.00
12/31/98	336.03	210.72	141.01
12/31/99	1061.01	430.60	248.72
12/31/00	399.94	56.95	156.35
12/31/01	199.09	50.80	124.64
12/31/02	118.21	36.45	86.94

Compliance with Section 16(a) of the Exchange Act

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons owning more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") reports of ownership and changes in ownership of equity securities of the Company. Such persons are also required to furnish the Company with copies of all such forms.

        Mr. Steven Sprague filed one report on Form 4 in an untimely manner. Four transactions that occurred on September 3, 2002 and one transaction on September 4, 2002 were not reported on Form 4 until September 11, 2002. Other than that, based solely upon a review of the copies of such forms furnished to the Company and, in certain cases, written representations that no Form 5 filings were required, the Company believes that, with respect to the 2002 fiscal year, all required Section 16(a) filings were made on a timely basis.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK

        The Board of Directors recommends that the shareholders approve the proposal to amend the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Class A Common Stock from 75 million to 120 million shares. At May 28, 2003, 51,781,918 shares of Class A Common Stock were outstanding. There is no proposal to increase the number of shares of Class B Common Stock or Preferred Stock. If the proposed amendment is adopted, the first paragraph of Article Four of the Company's Restated Certificate of Incorporation will be amended to read as follows:

FOURTH. (1) The total number of shares of stock which the Corporation shall have authority to issue is One Hundred Fifteen Million (135,000,000) shares divided into the following classes:

(a) One Hundred Million (120,000,000) shares of Class A Common Stock with a par value of one cent ($0.01) per share;

(b) Thirteen Million (13,000,000) shares of Class B Common Stock with a par value of one cent ($0.01) per share; and

(c) Two Million (2,000,000) shares of Preferred Stock with a par value of one cent ($0.01) per share.

        The increase in authorized shares of Class A Common Stock would permit the Company to (i) sell shares of Class A Common Stock for cash, (ii) continue the issuance of additional options, and shares of Class A Common Stock upon exercise thereof, in connection with the Company's Stock Option Plans, and any amendment thereto, and (iii) use the Class A Common Stock for other purposes, without the delay and expense of calling a special meeting of shareholders for such purpose. The Company might also use the additional shares to frustrate a third-party transaction providing an above market premium that is favored by a majority of the independent shareholders. If the proposed increase in the amount of authorized shares of Class A Common Stock is approved, the shares of Class A Common Stock could be issued by action of the Board of Directors, at any time and for any purpose, without the expense and delay of further approval or action by the shareholders, subject to the provisions of the Restated Certificate of Incorporation and other applicable legal requirements. If the proposed increase in the amount of authorized shares of Class A Common Stock is not approved, the Company will not be able to raise additional funds through the sale of it's Class A Common Stock or securities convertible into or exchangeable for Class A Common Stock, as may be required. The Company currently plans to issue shares of Class A Common Stock in connection with the Company's stock option plans and upon conversion of the Company's outstanding convertible securities and upon issuance of dividends accrued thereon on the Series H Stock (as defined below).

        In addition to the reasons articulated above, according to the terms of two Series H Convertible Preferred Stock Purchase Agreements, each dated as of April 30, 2003, among the Company and the purchasers identified therein (the "Purchase Agreements"), the Company agreed to solicit stockholder approval of an amendment to the Restated Certificate of Incorporation increasing the number of authorized shares of Class A Common Stock. If this Proposal No. 2 is approved, the increase in authorized shares of Class A Common Stock would ensure that sufficient Class A Common Stock is available for the conversion and exercise of all of the outstanding Series H Convertible Preferred Stock, par value $0.01 per share (the "Series H Stock") and the related Warrants (the "Series H Warrants", and, collectively with the Series H Stock, the "Series H Securities") issued pursuant to the Purchase Agreements and for the payment of dividends accruing on the Series H Stock. Pursuant to the documents governing the Series H Stock, if this Proposal No. 2 is not approved, the Company could be forced to pay dividends accruing on the Series H Stock in cash rather than Class A Common Stock. Dividends are payable out of any assets legally available to pay dividends when and if declared by the board of Directors of the Company. Therefore, if Proposal No. 2 is not approved and in the event that the Company's Board of Directors were to declare the payment of a dividend, to the extent that there are assets legally available to pay such dividends, the Company would be required to pay in cash, $548,500 for the year ended April 30, 2004 and $658,200 in each year thereafter, assuming all of the Series H Stock remains outstanding. Dividends would otherwise be payable only in the event of liquidation or redemption. In the event that the dividends are paid in cash, these funds would not be available to fund operations.

        The terms of the Series H Securities are summarized in Proposal No. 5 in this proxy statement. Shareholders wishing further information concerning the rights, preferences, and terms of the securities are referred to the full description thereof contained in the Company's Current Report on Form 8-K filed with the Commission on May 7, 2003 and the exhibits to such report.

        The issuance of additional shares of Class A Common Stock in transactions with current holders of shares of Class A Common Stock or other related parties and under certain circumstances whereby ownership may become concentrated in a related party could have the effect of discouraging or impeding an unfriendly attempt to acquire control of the Company. Shares of Class A Common Stock could be issued to persons, firms or entities known to be more favorable to management, thus creating possible voting impediments and assisting management to retain their positions. The Board of Directors is unaware of any pending or proposed effort to take control of the Company or to change management and there have been no contacts or negotiations with the Board of Directors in this connection.

        Shareholders have no preemptive rights to purchase any additional shares of Class A Common Stock that may be issued, other than the preemptive rights that holders of the Series H Stock have in certain circumstances. Accordingly, the issuance of additional shares of Class A Common Stock would likely reduce the percentage interest of current shareholders in the total outstanding shares of Common Stock. The terms of the additional shares of Class A Common Stock will be identical to those of the currently outstanding Class A Common Stock. IF THE COMPANY DOES NOT OBTAIN SHAREHOLDER APPROVAL AND, THEREFORE, CANNOT INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK, IT WILL BE UNABLE TO ISSUE ADDITIONAL SHARES OF CLASS A COMMON STOCK AS CONTEMPLATED UNDER PROPOSAL NO. 5 REGARDLESS OF WHETHER OR NOT PROPOSAL NO. 5 IS APPROVED.

RECOMMENDATION AND VOTE

        An affirmative vote of the holders of the majority of shares of Common Stock entitled to vote at the Annual Meeting is required for the approval of the proposal to amend the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Class A Common Stock from 75 million to 120 million shares of Class A Common Stock.

The Board of Directors deems proposal No. 2 to be in the best interests of the Company and its shareholders and recommends that the shareholders vote "FOR" this proposed amendment to the Restated Certificate of Incorporation.

SUMMARY OF THE 1994 EMPLOYEE PLAN, AS AMENDED

        The following summary of material features of the 1994 Employee Plan, as amended is qualified in its entirety by reference to the full text of the 1994 Employee Plan, as amended, a copy of which is attached hereto as EXHIBIT 1.

GENERAL

        The 1994 Employee Plan permits the Company to grant ISOs and NQSOs to salaried officers and other key employees, and terminates on January 1, 2004, which will be extended until January 1, 2009 if the 2003 Amendment B is approved. No options may be granted after the Termination Date. The 1994 Employee Plan covers a maximum of 13,000,000 shares of Class A Common Stock, which will be increased to a total of 15,500,000 if the 2003 Amendment A is approved (subject to share adjustments as described below), which may be either authorized and unissued shares of Class A Common Stock or shares of Common Stock held in the Company's treasury. When an option lapses, expires, terminates or is forfeited, the related shares of Class A Common Stock may be available for distribution in connection with future options. Adjustments may be made in the number of shares of Class A Common Stock reserved under the 1994 Employee Plan, in the option price and in the number of shares of Class A Common Stock subject to stock options, in the event of a merger, reorganization, consolidation, recapitalization or stock dividend, and in the event of certain other changes described in the 1994 Employee Plan, as amended, or any other changes in the Company's corporate structure that affect the Class A Common Stock or has an effect similar to any of the foregoing. No employee may be granted options covering, in the aggregate, more than 500,000 shares of Class A Common Stock in any fiscal year of the Company (subject to adjustment as provided above).

        Because grants under the 1994 Employee Plan, as amended, are discretionary, the Company cannot now determine the number of options to be received by any particular current executive officer, by all current executive officers as a group or by non-executive officer employees or directors as a group. The number of such options and awards shall be determined by the Compensation Committee, pursuant to the terms of the 1994 Employee Plan, as amended by the 2003 Amendment. It is currently estimated that there are 100 employees eligible to participate in the 1994 Employee Plan, as amended. For information concerning the ownership of options by the Named Executive Officers, see "Executive Compensation" above.

ADMINISTRATION

        The 1994 Employee Plan, as amended, is administered by the Compensation Committee. The Compensation Committee is comprised of directors who are non-employee directors within the meaning of Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee has the sole and complete discretion, subject to the terms of the 1994 Employee Plan, as amended, to (i) select the individuals from among the eligible employees of the Company and its subsidiaries to whom options may be granted, (ii) determine the type of options to be granted and the terms and conditions of any options granted, and (iii) determine the number of shares of Class A Common Stock subject to each option granted. In addition, the Compensation Committee is authorized to interpret the 1994 Employee Plan, as amended, to make and rescind rules and regulations related thereto, and to make all determinations necessary or advisable for the administration of the 1994 Employee Plan, as amended.

STOCK OPTIONS

        Stock options granted under the 1994 Employee Plan, as amended, may be either ISOs or NQSOs. The aggregate fair market value (determined as of the time of the grant of an ISO) of the Class A Common Stock with respect to which ISOs are exercisable for the first time by a single optionee during any calendar year under the Plan and any other stock option plan of the Company may not exceed $100,000.

        The exercise price for stock options shall be determined by the Compensation Committee and shall be set forth in an option agreement entered into with the optionee, provided, however, that the exercise price for an option shall not be less than the fair market value of a share of Class A Common Stock on the date of grant (110% in the case of an ISO granted to a 10% or more stockholder). On May 30, 2003, the last reported bid price for the Company's Class A Common Stock, was $0.84 per share.

        The Compensation Committee is to specify the time or times at which such options will be exercisable, except that the termination date for any stock option shall not exceed 10 years from the date of grant (five years in the case of an ISO granted to a 10% or more stockholder). Options may be exercised within three months following the retirement of an optionee and within twelve months following the death or disability of an optionee; provided, that no option may be exercised following the period of exercisability set forth in the agreement related thereto.

        Stock options may be exercised by an optionee in whole or in part by giving notice to the Company and the exercise price therefore may be paid by delivering cash or shares of unrestricted Common Stock having a fair market value equal to the cash exercise price of the options being exercised. Optionees may also utilize a cashless exercise feature that will enable them to exercise their options without a concurrent payment of the option price, provided that the purchased option shares are immediately sold by a designated broker and the option price is paid directly to the Company out of the sale proceeds. Options granted under the 1994 Employee Plan, as amended, may, at the discretion of the Compensation Committee or the Board of Directors, the right to acquire a reload option (the "Reload Option") to purchase the number of shares of Class A Common Stock tendered by an optionee in exercising a stock option. The exercise price of the Reload Option shall equal the fair market value of the Class A Common Stock on the date of the grant of the Reload Option.

        Stock options are nontransferable other than by will or by the laws of descent and distribution, and stock options are exercisable during the optionee's lifetime only by the optionee.

CHANGE OF CONTROL

        In the event of a "Change of Control," as defined in the 1994 Employee Plan, as amended, all options outstanding shall be immediately and fully exercisable and shall become fully vested.

AMENDMENTS

        The Board of Directors may terminate, suspend or amend the 1994 Employee Plan, as amended, provided that such amendment, suspension, or termination may not affect the validity of the then outstanding options, and provided further that the Board may not, without the approval of stockholders (i) increase the maximum number of shares of Class A Common Stock which may be issued pursuant to the provisions of the 1994 Employee Plan, as amended, (ii) change the class of individuals eligible to receive options under the 1994 Employee Plan, as amended, (iii) materially increase the benefits accruing to participants under the 1994 Employee Plan, as amended, or (iv) extend the term of the 1994 Employee Plan, as amended.

WITHHOLDING TAXES

        The 1994 Employee Plan, as amended, provides that the Company may deduct from any distribution to an employee an amount equal to all federal, state and local income taxes or other amounts as may be required by law to be withheld.

FEDERAL INCOME TAX CONSEQUENCES

        The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations. This description is not intended to address specific tax consequences applicable to individual participants.

INCENTIVE STOCK OPTIONS

        No regular income tax consequences result from the grant of an ISO or the exercise of an ISO by the employee, provided the employee continues to hold the stock acquired on the exercise of an ISO for the requisite holding periods described below. The employee will be taxed only upon the sale or disposition of the stock acquired under an ISO and the gain recognized at that time will be long-term capital gain. The holding period requirements necessary for ISO treatment are as follows: (i) such shares may not be disposed of within two years from the date the ISO is granted, and (ii) such shares must be held for at least one year from the date the shares are transferred to the employee upon the exercise of the ISO. In addition, to receive ISO treatment, the option holder generally must be an employee of the Company or a subsidiary of the Company from the date the stock option is granted until three months before the date of exercise.

        If an employee disposes of stock acquired upon exercise of an ISO before expiration of the applicable holding periods, the employee will be taxed at ordinary income tax rates on the date of disposition measured by the lesser of; (i) the fair market value of the stock on the date of exercise of the ISO minus the option price or (ii) the amount realized on disposition minus the option price, and the Company will receive a corresponding income tax deduction. In the case of a sale where a loss, if sustained, would be recognized, the amount of the optionee's income, and the amount of the Company's corresponding expense deduction, will not exceed the difference between the sale price and the adjusted basis of the shares.

        The amount by which the fair market value of shares of Class A Common Stock received upon exercise of an ISO exceeds the option price constitutes an item of tax preference that may be subject to the alternative minimum tax. If an employee is subject to the alternative minimum tax as a result of the exercise of an ISO, for purposes of calculating the gain on a disposition of the stock solely for purposes of the alternative minimum tax, the amount treated as a preference item will be added to his tax basis for the stock. Gain realized by an employee upon the disposition of stock acquired through the exercise of an ISO is taxable in the year of disposition, but such income is not subject to income tax withholding if the requisite holding periods have been satisfied. If either of the holding periods is not satisfied, however, the disposition of the stock may result in taxable income to the employee as additional compensation that is subject to withholding.

NON-QUALIFIED STOCK OPTIONS

        With regard to NQSOs, the employee will recognize ordinary income at the time of the exercise of the option in an amount equal to the difference between the exercise price and the fair market value of the shares of Class A Common Stock received on the date of exercise. Such income will be subject to withholding. When the employee disposes of shares of Class A Common Stock acquired upon the exercise of the option, any amount received in excess of the fair market value of the shares of Class A Common Stock on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares of Class A Common Stock. If the amount received upon sale is less than the fair market value of the shares of Class A Common Stock on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares of Class A Common Stock.

        Section 162(m) of the Code generally prohibits the Company from deducting compensation of a "covered employee" to the extent the compensation exceeds $1,000,000 per year. For this purpose, "covered employee" means the chief executive officer of the Company and the four other highest compensated officers of the Company. Certain performance-based compensation (including, under certain circumstances, stock option compensation) will not be subject to, and will be disregarded in applying, the $1,000,000 deduction limitation. It is the Company's intention that options granted under the 1994 Employee Plan, as amended, qualify as "performance-based" compensation under Section 162(m).

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO THE 1994 EMPLOYEE STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF CLASS A COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 13,000,00 TO 15,500,000

        The Board of Directors adopted on May 22, 2003, subject to approval by the stockholders, an amendment and restatement (the "2003 Amendment A") to the Company's 1994 Employee Stock Option Plan (the "1994 Employee Plan"). The 2003 Amendment A will only increase, by a total of 2,500,000, the number of shares of Class A Common Stock reserved for issuance under the 1994 Employee Plan. The Company has in the past used, and intends to continue to use, stock options as an incentive device to motivate and compensate its salaries officers and other key employees, and believes that equity incentives represented by stock options enhance the Company's ability to attract and retain the best available personnel. There are no current plans, proposals or arrangements to award any of these additional options. As of May 30, 2003, options to purchase an aggregate of 2,716,749 shares of Class A Common Stock had been exercised under the 1994 Employee Plan, and options to purchase 9,614,591 shares of Class A Common Stock were outstanding under the 1994 Employee Plan. Accordingly, only 668,660 shares remained available for future grants under the 1994 Employee Plan as of such date.

        Under the terms of the 1994 Employee Plan, the Company is authorized to grant stock options that qualify as incentive stock options ("ISOs") under Section 422 of the Code and non-qualified stock options ("NQSOs") to salaried officers and other key employees of the Company and its subsidiaries who are in a position to affect materially the profitability and growth of the Company and its subsidiaries, for up to an aggregate of 13,000,000 shares of Class A Common Stock. See Proposal No. 4 below for a summary of certain features of the 1994 Employee Plan, as amended.

RECOMMENDATION AND VOTE

        An affirmative vote of the holders of a majority of shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the adoption of the 2003 Amendment A.

The Board of Directors deems Proposal No. 3 to be in the best interests of the Company and its shareholders and recommends that the shareholders vote "FOR" approval of the 2003 Amendment A.

PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO THE 1994 EMPLOYEE STOCK OPTION PLAN TO EXTEND THE TERMINATION DATE

        The Board of Directors adopted on May 22, 2003, subject to approval by the stockholders, an additional amendment and restatement (the "2003 Amendment B") to the 1994 Employee Plan. The 2003 Amendment B will only extend the termination date, as defined in Article XXI of the 1994 Employee Plan, from January 1, 2004 to January 1, 2009. Currently, because the 1994 Employee Plan terminates on January 1, 2004, the Company will not be able to provide future stock option grants under the 1994 Employee Plan to its key employees subsequent to that date. Accordingly, the Company has adopted the 2003 Amendment B, and seeks stockholder approval for such amendment so that it may continue to grant stock options to its key employees subsequent to January 1, 2004.

RECOMMENDATION AND VOTE

        An affirmative vote of the holders of a majority of shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the adoption of the 2003 Amendment B.

The Board of Directors deems Proposal No. 4 to be in the best interests of the Company and its shareholders and recommends that the shareholders vote "FOR" approval of the 2003 Amendment B.

PROPOSAL NO. 5

TO APPROVE THE ISSUANCE OF SHARES OF CLASS A COMMON STOCK IN EXCESS OF 19.99% OF THE NUMBER OF SHARES OF CLASS A COMMON STOCK OUTSTANDING PRIOR TO APRIL 30, 2003, UPON CONVERSION OF SHARES OF SERIES H CONVERTIBLE PREFERRED STOCK, UPON EXERCISE OF THE RELATED WARRANTS AND UPON PAYMENT OF DIVIDENDS ACCRUING ON SUCH SERIES H CONVERTIBLE PREFERRED STOCK.

        On April 30, 2003 (the "Original Issuance Date"), the Company issued 548.50 shares of its Series H Stock, in a private placement to a group of accredited investors for an aggregate purchase price of $5,485,000 (the "Financing").

        The Series H Stock is initially convertible into 7,217,105 shares of the Company's Class A Common Stock at an initial conversion price of $0.76 per share. Pursuant to the Purchase Agreements, the conversion price will be proportionately decreased upon a stock split of the outstanding Class A Common Stock by the Company. The conversion price will be proportionately increased if the Company combines the outstanding Class A Common Stock. In the event the Company issues stock dividends, the conversion price shall be adjusted so that the holders of the Series H Stock shall receive upon conversion thereof, the number of additional shares of Class A Common Stock they would have received had their Series H Stock been converted into Class A Common Stock beforehand. Proportional adjustments are also made to the conversion price upon reclassifications, exchanges or substitutions of the Class A Common Stock. If the Company sells additional shares of Class A Common Stock or its equivalent at a price per share less than the current conversion price, such conversion price shall be adjusted using a weighted average basis for adjustment.

        Dividends on the Series H Stock accrue on the initial liquidation preference amount of each share ($10,000) at an annual rate of 10%, increasing to 12% on April 30, 2004. Subject to certain conditions, each share of Series H Stock carries a mandatory conversion provision whereby if the closing bid on the Company's Class A Common Stock exceeds $1.90 for 15 of 20 consecutive trading days, the Series H Stock shall automatically convert into Class A Common Stock at the conversion price then in effect.

        Also pursuant to the Purchase Agreements, the holders of the Series H Stock have the right of first offer and refusal in any subsequent offer or sale to, or exchange with any third party of Class A Common Stock or any securities convertible, exercisable or exchangeable into Class A Common Stock, except under certain circumstances. If the Company does a private equity or equity linked financing within the one-year period after April 30, 2003, the holders of the Series H Stock may exchange the Series H Stock for the securities in such financing. Upon the occurrence of certain major transactions (including (i) the consolidation, merger or other business combination of the Company with or into another entity; (ii) the sale or transfer of more than 50% of Wave's assets, other than (A) the sale or transfer of inventory in the ordinary course of business, (B) the sale or transfer of the stock or assets of WaveXpress, or (C) the sale or transfer of the assets of SignOnLine; or (iii) acquisition by a third party of more than 50% of the outstanding shares of Class A Common Stock), the holders of the Series H Stock shall have the right to redeem the Series H Stock at a price per share equal to 100% of the liquidation preference amount plus accrued and unpaid dividends. Upon the occurrence of certain triggering events (including (i) so long as any shares of Series H Stock are outstanding, the effectiveness of this registration statement lapses for any reason or is unavailable to the holder of the Series H Stock for sale of the shares of Class A Common Stock, and such lapse or unavailability continues for a period of ten (10) consecutive trading days, and the shares of Class A Common Stock into which such holder's Series H Stock can be converted cannot be sold in the public securities market pursuant to Rule 144(k), provided that the cause of such lapse or unavailability is not due to factors solely within the control of such holder of Series H Stock; (ii) the suspension from listing or the failure of the Class A Common Stock to be listed on The Nasdaq National Market, The Nasdaq SmallCap Market, OTC Bulletin Board, The New York Stock Exchange, Inc., The American Stock Exchange, Inc., or another securities exchange, quotation system or market, for a period of five (5) consecutive days; (iii) the Company's notice to any holder of Series H Stock, including by way of public announcement, at any time, of its inability to comply or its intention not to comply with proper requests for conversion of any Series H Stock into shares of Class A Common Stock; (iv) The Company's failure to comply with a conversion notice within ten (10) business days after the receipt by the Company of such conversion notice; or (v) the Company breaches any representation, warranty, covenant or other term or condition of the Purchase Agreements, or any other agreement, document, certificate or other instrument delivered in connection with the Financing, except to the extent that such breach would not have a material adverse effect and except, in the case of breach of a representation, warranty, covenant or other term or condition which is curable, only if such breach continues for a period of at least ten (10) days), the holders of the Series H Stock shall have the right to redeem the Series H Stock at a price per share equal to 120% of the liquidation preference amount, plus any accrued and unpaid dividends. The Company currently has no other commitments in place for future issuances of common stock or any other securities. The Company has a sufficient number of shares authorized in which to convert and exercise the Series H Securities up to the Share Cap.

        Also, as part of the transaction, the Company issued to the investors the Series H Warrants. The Series H Warrants can initially be exercised for an aggregate of 3,608,553 shares of Class A Common Stock. The Series H Warrants have a five (5) year term and an initial exercise price equal to $1.13 per share. Commencing eighteen (18) months after April 30, 2003, the Company may call up to 100% of the Series H Warrants if the market value of its Class A Common Stock exceeds 250% of $1.13 (subject to adjustment pursuant to the terms of the Series H Warrants) for a minimum of fifteen (15) business days during any twenty (20) consecutive business day period. The number of shares of Class A Common Stock issuable upon conversion or exercise of the respective Series H Security, as described in these paragraphs, is limited by the Share Cap as set forth below.

        Shareholders wishing further information concerning the rights, preferences, and terms of the securities are referred to the full description thereof contained in the Company's Current Report on Form 8-K filed with the Commission on May 7, 2003 and the exhibits to such report.

        Pursuant to Nasdaq Rule 4350(i), the Company must obtain shareholder approval for the issuance or potential issuance of securities representing twenty percent or more of its outstanding listed securities or twenty percent or more of the voting power outstanding before the issuance. Pursuant to the terms of the Purchase Agreements, the Company is required to solicit such shareholder approval for the issuance of shares of Class A Common Stock upon conversion of or in lieu of cash dividends on the Series H Stock and upon the exercise of the Series H Warrants. Accordingly, absent shareholder approval, the terms of the Purchase Agreements provide that the Company can issue up to 10,031,095 shares of Class A Common Stock (the "Share Cap") upon conversion and exercise of the Series H Securities, and upon payment of dividends accruing on the Series H Stock. The Share Cap represents 19.99 percent of the shares of Class A Common Stock outstanding prior to the Original Issuance Date minus the shares of Class A Common Stock issuable upon the exercise of warrants issued to the placement agents and sub-placement agents for their services in connection with the issuance of the Series H Securities. If holders of the Series H Securities convert and or exercise such securities for the number of shares of the Company's Class A Common Stock equal to the Share Cap, the holders of the Series H Stock would hold 16.06% of the Company's outstanding Common Stock. If the Company obtains shareholder approval, it will only be limited in the number of shares of Class A Common Stock that could be issued upon conversion of or in lieu of cash dividends on the Series H Stock and upon exercise of the Series H Warrants by the amount of shares of Class A Common Stock authorized by the Restated Certificate of Incorporation and such issuance of shares of Class A Common Stock will no longer be subject to shareholder approval under Nasdaq Rule 4350(i). If all of the Series H Securities are converted and or exercised, in the event that Proposal No. 5 is approved, the holders of the Series H Stock will obtain approximately 17.12% of the Company's outstanding Common Stock. Additionally, in the event dividends are declared on the Series H Stock and the Company elects to pay such dividends in shares of Class A Common Stock, the dilutive effect of such issuance of shares would be approximately 1% per year. IF THE COMPANY DOES NOT OBTAIN SHAREHOLDER APPROVAL AND, THEREFORE, CANNOT ISSUE SHARES OF CLASS A COMMON STOCK IN EXCESS OF THE SHARE CAP DUE TO RESTRICTIONS RELATING TO NASDAQ RULE 4350(i), THE COMPANY MAY, AS OF AUGUST 15, 2003, BE REQUIRED TO REDEEM THE SERIES H SECURITIES CONVERTIBLE INTO OR EXCHANGEABLE FOR CLASS A COMMON STOCK IN EXCESS OF THE SHARE CAP PURSUANT TO THE TERMS OF THE PURCHASE AGREEMENTS, IF ANY HOLDER OF SUCH SERIES H SECURITIES EXERCISES ITS OPTION TO CAUSE THE COMPANY TO REDEEM SUCH SERIES H SECURITIES.

        If Proposal No. 5 is not approved, the Company would be required to redeem approximately 40.26 shares of Series H Stock at the greater of the liquidation preference amount or the liquidation preference amount proportionately increased by increases in the market value of the Company's Common Stock plus any accrued and unpaid dividends. Accordingly, the amount that the Company would be required to redeem in cash if Proposal No. 5 is not approved assuming all holders of Series H Stock elected to redeem the Series H Securities in excess of the share cap would be a minimum of $402,260 plus accrued and unpaid dividends.

        An affirmative vote of a majority of the total votes cast on this Proposal No. 5 in person or by proxy is required to approve the proposed issuance of shares of Class A Common Stock.

The Board of Directors deems Proposal No. 5 to be in the best interests of the Company and its shareholders and recommends that the shareholders vote "FOR" approval of the proposed issuance of shares of Class A Common Stock.

OTHER MATTERS

        Representatives of KPMG LLP, the Company's independent public accountants, are expected to be present at the meeting. The representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        As of the date of this Proxy Statement, the Board of Directors does not know of any other matters, which may come before the Annual Meeting. If any other matters properly come before the meeting, the accompanying proxy confers discretionary authority with respect to any such matters, and the persons named in the accompanying proxy intend to vote in accordance with their best judgment on such matters.

        All expenses in connection with the solicitation of proxies will be borne by the Company. In addition to this solicitation, officers, directors and regular employees of the Company, without any additional compensation, may solicit proxies by mail, telephone or personal contact. Kissel-Blake Inc. may be retained to assist in the solicitation of proxies for a negotiated fee plus reasonable out-of-pocket expenses. The Company will, upon request, reimburse brokerage houses and other nominees for their reasonable expenses in sending proxy materials to their principals.

        The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy and return it in the enclosed envelope.

STOCKHOLDER PROPOSALS

        Stockholder proposals for inclusion in the proxy materials for the 2004 Annual Meeting should be addressed to the Company's Secretary, Gerard T. Feeney, 480 Pleasant Street, Lee, Massachusetts 01238 and must be received by April 6, 2004. In addition, the Company's By-laws currently require that for business to be properly brought before an annual meeting by a stockholder, regardless of whether included in the Company's proxy statement, the stockholder must give written notice of his or her intention to propose such business to the Secretary of the Company, which notice must be delivered to, or mailed and received at, the Company's principal executive offices not less than sixty (60) days and not more than ninety (90) days prior to the scheduled annual meeting (except that if less than seventy (70) days' notice of the date of the scheduled annual meeting is given, notice by the stockholder may be delivered or received not later than the tenth (10th) day following the day on which such notice of the date of the scheduled annual meeting is given). Such notice must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of Common Stock which are beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such proposal. The By-laws further provide that the chairman of the annual meeting may refuse to permit any business to be brought before an annual meeting without compliance with the foregoing procedures.

By Order of the Board of Directors,
Gerard T. Feeney Secretary
Wave Systems Corp. Lee, Massachusetts
July , 2003

        The Company will provide without charge to each person solicited hereby, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission (without exhibits). The Annual Report on Form 10-K is incorporated herein by reference. Requests should be made to Wave Systems Corp., Attention: Mr. Gerard T. Feeney, 480 Pleasant Street, Lee, Massachusetts 01238.

        The Company's Current Report on Form 8-K, filed on May 7, 2003 is incorporated herein by reference.

APPENDIX A

AUDIT COMMITTEE CHARTER
WAVE SYSTEMS CORP.

STATEMENT OF PURPOSE

        The Audit Committee is appointed by the Board of Directors of the Company (the "Board") to: (A) assist the Board in monitoring: (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the independent auditor's qualifications and independence and (4) the performance of the Company's internal audit function and independent auditor; and (B) prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

MEMBERSHIP

        There shall be at least three members of the Audit Committee, all of whom shall be independent, as defined by the NASD Marketplace rules. All members of the Audit Committee shall be "financially literate", as required by the NASD Marketplace rules, and at least one member shall be an "audit committee financial expert" as defined in the rules of the Securities and Exchange Commission. An Audit Committee member may not, other than in his or her capacity as a member of the Audit Committee, the Board, or any other Board committee accept any consulting, advisory, or other compensatory fee from the Company or have any other affiliation with the Company or any of its subsidiaries. An Audit Committee member may not own or control, directly or indirectly, 20% or more of the Company's voting stock. A member of the Company's Audit Committee shall not simultaneously serve on the audit committees of more than three public companies unless the Board affirmatively determines that such simultaneous service would not impair the ability of the member to serve effectively on the Company's Audit Committee.

DUTIES AND RESPONSIBILITIES

        The Audit Committee shall:

1.
Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

2.
Appoint and oversee the work of the independent auditor, which shall report to the Audit Committee, and meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

3.
Pre-approve any auditing services provided by the independent auditor to the Company.

4.
Pre-approve any permissible non-audit services, including tax services, provided to the Company by its independent auditor unless such non-audit services satisfy the following three criteria: (i) the aggregate cost of the services provided to the Company constitutes 5% or less of the total payments made to the independent auditor during that fiscal year, (ii) the services provided were not recognized by the Company at the time of engagement as non-audit services, and (iii) the services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee prior to completion.

5.
Determine the compensation to be paid to the independent auditor.

6.
Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, replace the independent auditor.

7.
Obtain and review, at least annually, a report by the independent auditor describing: (1) the independent auditor's internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues, and (3) all relationships between the independent auditor and the Company. Discuss such reports in regards to the auditor's independence with the auditor, and if so determined by the Audit Committee, take appropriate action to insure the independence of the auditor.

8.
Set clear hiring policies for employees or former employees of the independent auditor.

9.
Confirm with the independent auditor that the lead partner and reviewing partner are rotated after performing audit services for the Company for five consecutive years.

10.
Review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (iv) earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

11.
Review with management and the independent auditor, prior to inclusion in any report filed by the Company with the Securities and Exchange Commission, the Company's audited financial statements and quarterly financial statements, together with the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

12.
Meet periodically with management, in person or by telephone, to review the Company's policies with respect to risk assessment and risk management.

13.
Review and evaluate any report prepared by the independent auditor for the Audit Committee.

14.
Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or amended, relating to the conduct of the audit.

15.
Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

a.
Any restrictions on the scope of activities or access to required information, and

b.
Any changes required in the planned scope of the audit.

16.
Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

17.
Conduct an appropriate review of all related party transactions on an ongoing basis and review potential conflict of interest situations where appropriate.

18.
Meet at least quarterly with the chief financial officer and the independent auditor in separate executive sessions.

19.
Engage independent counsel and other advisors the Audit Committee determines are necessary to carry out its duties and is in the best interest of the Company and the shareholders of the Company.

2

20.
Request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee.

21.
Resolve disagreements, if any, between management and the independent auditor.

22.
Report to the Board at least annually on the conduct of the audit committee's affairs.

23.
Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations.

ANNUAL PERFORMANCE EVALUATION OF THE AUDIT COMMITTEE

        The Audit Committee shall conduct an annual evaluation of its performance and shall establish procedures for such evaluation.

3

WAVE SYSTEMS CORP.

AMENDED AND RESTATED 1994 EMPLOYEE STOCK OPTION PLAN

I.    PURPOSE

        Wave Systems Corp. (the "Company") desires to afford certain directors, officers and other key employees of the Company and its subsidiaries who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons interest in and a greater concern for the welfare of the Company.

        The stock options offered pursuant to this 1994 Stock Option Plan (the "Plan") are a matter of separate inducement and are not in lieu of any salary or other compensation for services.

        The Company, by means of the Plan, seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

        The options granted under the Plan may be designated as either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options") but the Company makes no warranty as to the qualification of any option as an Incentive Option.

II.    AMOUNT OF STOCK SUBJECT TO THE PLAN

        The total number of shares of Class A common stock of the Company which may be purchased pursuant to the exercise of options granted under the Plan shall not exceed, in the aggregate, 15,500,000 shares of the authorized Class A common stock, $0.01 par value, per share, of the Company (the "Shares").

        Shares, which may be acquired under the Plan, may be either authorized but unissued Shares or Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that options granted under the Plan expire or terminate without having been exercised, new options may be granted with respect to the Shares covered by such expired or terminated option, provided that the grant and the terms of such new options shall in all respects comply with the provisions of the Plan.

III.    ADMINISTRATION

        The Board of Directors of the Company (the "Board of Directors") shall designate from among its members an option committee (the "Committee") to administer the Plan. The Committee shall consist of no fewer than three (3) members of the Board of Directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (Rule "16b-3") (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        Any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board of Directors; provided, however, that, with respect to the participation in the Plan by persons who are members of the Board of Directors, such powers and functions of the Committee may be exercised by the Board of Directors only if, at the time of such exercise, all of the members of the Board of Directors acting in the particular matter, are "disinterested persons" within the meaning of Rule 16b-3 (or any successor rule or regulation).

        Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, shall have authority, in its discretion, to determine the persons to whom options shall be granted, the time when such options shall be granted, the number of Shares which shall be subject to each option, the purchase price of each Share which shall be subject to each option, the period(s) during which such options shall be exercisable (whether in whole or in part) and the other terms and provisions thereof. Each option granted under the Plan shall be evidenced by an agreement duly executed on behalf of the Company. Each such agreement shall comply with and be subject to the terms and conditions of the Plan. Any such agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board of Directors or the Committee, as the case may be.

        Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, also shall have authority to construe the Plan and options granted thereunder, to amend the Plan and options granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective options (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan.

        The determination of the Board of Directors or the Committee, as the case may be, on matters referred to in this Article III shall be conclusive.

        The Board of Directors or the Committee, as the case may be, may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Board of Directors or the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

IV.    ELIGIBILITY

        Options may be granted only to directors, officers and key employees of the Company and its subsidiaries who are not members of the Committee; provided, that no person shall be eligible for any award if the granting of such award to such person would prevent the satisfaction by the Plan of the general exemptive conditions of Rule 16b-3. The term "key employees" shall include executives, supervisors, personnel and consultants and other employees of the Company or a subsidiary of the Company. No employee shall be granted stock options covering more than 100,000 Shares in any fiscal year of the Company (subject to adjustment as provided in Article XI).

        An Incentive Option shall not be granted to any person who, at the time the option is granted, owns stock of the Company or any subsidiary or parent of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary or parent of the Company (a "10% Shareholder") unless (i) the option price is at least one hundred ten percent (110%) of the fair market value per share (as defined in Article VI) of the stock subject to the option and (ii) the option is not exercisable after the fifth anniversary of the date of grant of the option. In determining stock ownership of an employee, the rules of Section 424(d) of the Code shall be applied, and the Board of Directors or the Committee, as the case may be, may rely on representations of fact made to it by the employee and believed by it to be true.

V.    MAXIMUM ALLOTMENT OF INCENTIVE OPTIONS

        If the aggregate fair market value of stock with respect to which Incentive Options are exercisable for the first time by an employee during any calendar year (under all stock option plans of the Company and any parent or any subsidiary of the Company) exceeds $100,000, any options which otherwise qualify as Incentive Options, to the extent of the excess, will be treated as Non-Qualified Options.

VI.    OPTION PRICE AND PAYMENT

        The price per Share under any option granted hereunder shall be such amount as the Board of Directors or the Committee, as the case may be, shall determine but, subject to Article IV above, such price shall not be less than one hundred percent (100%) of the fair market value of the Shares subject to such option, as determined in good faith by the Board of Directors or the Committee, as the case may be, at the date the option is granted.

        If the Shares are listed on a national securities exchange in the United States on the date any option is granted, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange in the United States on the date next preceding the date upon which the option is granted, but if the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date any such option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share. If the Shares are not listed on a national securities exchange but are reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the fair market value per share shall be deemed to be the average of the high and low prices on the date next preceding the date upon which the option is granted as reported by NASDAQ.

        For purposes of this Plan, the determination by the Board of Directors or the Committee, as the case may be, of the fair market value of a Share shall be conclusive.

VII.    TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

        The term of each option will be for such period as the Board of Directors or the Committee, as the case may be, shall determine, provided that, except as otherwise provided herein, in no event may any option granted hereunder be exercisable more than ten (10) years from the date of grant of such option (five years in the case of an Incentive Option granted to a 10% Shareholder). Each option shall become exercisable in such installments and at such times as may be designated by the Board of Directors or the Committee, as the case may be, and set forth in the agreement related to the grant of options. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.

        The Board of Directors or the Committee, as the case may be, shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any option granted hereunder.

        To the extent that an option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

VIII.    EXERCISE OF OPTIONS

  (a)
  Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased, accompanied by payment therefore made to the Company for the full purchase price of such Shares. The date of actual receipt by the Company of such notice shall be deemed the date of exercise of the option with respect to the Shares being purchased.

    Upon the exercise of an option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the Board of Directors or the Committee, as the case may be, in its discretion, may permit the holder of an option, to the extent permitted by applicable law, to exercise an option in whole or in part, by delivering to the Company unrestricted Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the cash exercise price applicable to that portion of the option being exercised. The fair market value of the Shares so delivered shall be determined as of the date immediately preceding the date on which the option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations. For purposes of this paragraph, the provisions of Article VI hereof relating to the fair market value of Shares shall apply in all respects.

    Notwithstanding the foregoing, the Company, in its sole discretion, may establish cashless exercise procedures whereby an option holder, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an option or a portion thereof without making a direct payment of the option price to the Company, including a program whereby option shares would be sold on behalf of and at the request of an option holder by a designated broker and the exercise price would be satisfied out of the sale proceeds and delivered to the Company. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any option holder wishing to utilize the cashless exercise program.

  (b)
  Options granted under the Plan may, in the discretion of the Board of Directors or the Committee, as the case may be, include the right to acquire a reload option (a "Reload Option"). The Reload Option shall give the holder thereof the right to purchase a number of Shares equal to the number of Shares tendered by an optionee in exercising an option, and the number of whole Shares, if any, withheld by the Company as payment for any withholding taxes due. The exercise price of the Reload Option shall equal the fair market value of the Shares on the date of grant of the Reload Option and the term of the Reload Option shall end on the expiration date of the option with respect to which the Reload Option was granted.

IX.    NONTRANSFERABILITY OF OPTIONS

        An option granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any option granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder.

X.    TERMINATION OF EMPLOYMENT

        Upon termination of employment of any employee with the Company or any subsidiary of the Company any option previously granted to such employee, unless otherwise specified by the Board of Directors or the Committee, as the case may be, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

  (a)
  if the employee shall die while in the employ of the Company or any subsidiary of the Company or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such employee was entitled to exercise an option as herein provided, the legal representative of such employee, or such person who acquired such option by bequest or inheritance or by reason of the death of the employee, may, not later than one (1) year from the date of death, exercise such option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors or the Committee, as the case may be, in such option grant; and

  (b)
  if the employment of any employee to whom such option shall have been granted shall terminate by reason of the employee's retirement (at such age or upon such conditions as shall be specified by the Board of Directors or the Committee, as the case may be) or disability (as described in Section 22(e)(3) of the Code), and while such employee is entitled to exercise such option as herein provided, such employee shall have the right to exercise such option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors or the Committee, as the case may be, in such option at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability.

        In no event, however, shall any person be entitled to exercise any option after the expiration of the period of exercisability of such option as specified therein.

        If an employee's employment terminates for any reason, any option granted hereunder shall, unless otherwise specified by the Board of Directors or the Committee, as the case may be, forthwith terminate with respect to any unexercised portion thereof.

        If an option granted hereunder shall be exercised by the legal representative of a deceased employee or former employee, or by a person who acquired an option granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such option.

        A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by the Company to employment by a subsidiary of the Company or (ii) the transfer of an employee from employment by a subsidiary of the Company to employment by the Company or by another subsidiary of the Company.

XI.    ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

        In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, the Board of Directors or the Committee, as the case may be, shall make any adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the maximum number of Shares for which options may be granted to any one employee, the number of Shares and price per Share subject to outstanding options and such other adjustments as shall be equitable to prevent dilution or enlargement of rights under such options, and the determination of the Board of Directors or the Committee, as the case may be, as to these matters shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code without the consent of the grantee.

XII.    CHANGE OF CONTROL

        Notwithstanding anything contained herein to the contrary, in the event of a Change in Control (as hereinafter defined) all options then outstanding shall become immediately exercisable as to all Shares remaining unexercised thereunder. For purposes of this Section, a Change in Control is deemed to occur at the time when either (i) any entity, person or group (other than the Company, any subsidiary of the Company or any savings, pension or other benefit plan for the benefit of the employees of the Company or its subsidiaries) which theretofore beneficially owned less than 20% of the combined voting power of the Class A Common Stock and Class B Common Stock of the Company then outstanding, acquires common stock of the Company in a transaction or series of transactions, not previously approved by the Board of Directors, that results in such entity, person or group directly or indirectly owning at least 20% of the combined voting power of the Class A Common Stock and Class B Common Stock of the Company then outstanding, or (ii) the election or appointment, within a twelve (12) month period, of persons to the Board of Directors who are not directors at the beginning of such twelve (12) month period, whose election or appointment was not approved by a majority of those persons who were Board members at the beginning of such period, and which newly elected or appointed Board members shall constitute a majority of the Board of Directors.

XIII.    RIGHT TO TERMINATE EMPLOYMENT

        The Plan shall not impose any obligation on the Company or any subsidiary of the Company to continue the employment of any holder of an option and it shall not impose any obligation on the part of any holder of an option to remain in the employ of the Company or of any subsidiary thereof.

XIV.    PURCHASE FOR INVESTMENT

        Upon the request of the Board of Directors or the Committee, as the case may be, the holder of an option granted hereunder shall, upon any exercise thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

XV.    ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

        Upon any exercise of an option which may be granted hereunder and payment of the purchase price, a certificate or certificates for the Shares as to which the option has been exercised shall be issued by the Company in the name of the person exercising the option and shall be delivered to or upon the order of such person or persons.

        The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an option granted hereunder and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

        The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares upon exercise of an option, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states).

        All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

XVI.    WITHHOLDING TAXES

        The Company may require an employee exercising a Non-Qualified Option or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code) to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of the issuance or disposition of Shares. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the employee upon such terms and conditions as the Board of Directors or the Committee, as the case may be, shall prescribe. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, modify the provisions of this Article XVI or impose such other restrictions or limitations as may be necessary to ensure that the withholding transactions described above will be exempt transactions under Section 16(b) of the Exchange Act.

        If an optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such optionee pursuant to the exercise of an Incentive Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the optionee pursuant to such exercise, the optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

XVII.    LISTING OF SHARES AND RELATED MATTERS

        If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, no Shares shall be issued unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

XVIII.    AMENDMENT OF THE PLAN

        The Board of Directors or the Committee, as the case may be, may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that danerjen939hpywill (i) increase the total number of Shares which may be issued under the Plan (other than an increase resulting from an adjustment provided for in Article XI), (ii) modify the provisions of the Plan relating to eligibility, (iii) materially increase the benefits accruing to participants under the Plan, or (iv) extend the maximum period of the Plan. The Board of Directors or the Committee, as the case may be, shall be authorized to amend the Plan and the options granted hereunder to permit the Incentive Options granted hereunder to qualify as incentive stock options within the meaning of Section 422 of the Code and to comply with Rule 16b-3. The rights and obligations under any option granted before amendment of the Plan or any unexercised portion of such option shall not be adversely affected by amendment of the Plan or the option without the consent of the holder of the option.

XIX.    TERMINATION OR SUSPENSION OF THE PLAN

        The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated by action of the Board of Directors, shall terminate at the close of business on the Termination Date (as hereinafter defined). An option may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the option was granted. The power of the Board of Directors or the Committee, as the case may be, to construe and administer any options granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

XX.    GOVERNING LAW

        The Plan, such options as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

XXI.    PARTIAL INVALIDITY

        The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

XXII.    EFFECTIVE DATE

        The Plan shall become effective on the date that the Plan is approved by the Board of Directors (the "Effective Date"); provided, however, that if the Plan is not approved by a vote of the shareholders of the Company at an annual meeting or any special meeting or by written consent within twelve (12) months before or after the Effective Date, the Plan and any options granted thereunder shall terminate. The term of the Plan shall end on January 1, 2009 (the "Termination Date").

WAVE SYSTEMS CORP.

PROXY
For the 2003 Annual Meeting of the Stockholders of Wave Systems Corp.

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Gerard T. Feeney, with power to act alone and with full power of substitution, as proxy to vote the shares that the undersigned is entitled to vote at the 2003 Annual Meeting of the Company to be held at The Metropolitan Hotel, 569 Lexington Avenue, New York, New York, on Monday, August   , 2003, commencing at 4 p.m., and at any adjournments thereof with all the powers the undersigned would possess if personally present, as specified on the ballot below on the matters listed below and, in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies given by the undersigned with respect to the shares covered hereby.

(Continued and to be signed on Reverse Side)

Please date, sign and mail your
proxy card back as soon as possible!

2003 Annual Meeting of Stockholders
WAVE SYSTEMS CORP.

August   , 2003

Please Detach and mail in the Envelope Provided

The Board of Directors recommends a vote FOR the proposal listed below. Please mark your vote with an "X", as in this example: ☒

1.
Election of Directors:

☐
FOR all nominees listed: John E. Bagalay, Jr., Nolan Bushnell, George Gilder, John E. McConnaughy, Jr. and Steven Sprague except vote withheld from following nominees listed in space below (if any):

☐
VOTE WITHHELD FOR all nominees

☐
ABSTAIN

2.
To consider and act upon a proposed amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock that the Company is authorized to issue from 75,000,000 to 120,000,000.

☐
FOR

☐
AGAINST

☐
ABSTAIN

3.
To ratify the action of the Board of Directors in amending the 1994 Employee Stock Option Plan to increase the number of shares of Class A Common Stock authorized for issuance thereunder from 13,000,000 to 15,500,000.

☐
FOR

☐
AGAINST

☐
ABSTAIN

4.
To ratify the action of the Board of Directors in amending the 1994 Employee Stock Option Plan to extend the termination date thereof from January 1, 2004 to January 1, 2009.

☐
FOR

☐
AGAINST

☐
ABSTAIN

5.
To approve the issuance of shares of Class A Common Stock in excess of 19.99% of the number of shares of Class A Common Stock outstanding prior to April 30, 2003, upon conversion and exercise of shares of Series H Convertible Preferred Stock and the related Warrants and upon payment of dividends accruing on such Series H Convertible Preferred Stock.

☐
FOR

☐
AGAINST

☐
ABSTAIN

6.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE ☐ AND NOTE AT LEFT

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no contrary direction is made, this proxy will be voted FOR Proposals 1 through 5.

Dated: , 2003
Signature

NOTE: This proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc. should give full title as such. For joint accounts, each owner should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NO. 1 ELECTION OF DIRECTORS
AUDIT COMMITTEE REPORT
EXECUTIVE COMPENSATION
PROPOSAL NO. 2 APPROVAL OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK
PROPOSAL NO. 3 APPROVAL OF AN AMENDMENT TO THE 1994 EMPLOYEE STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF CLASS A COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 13,000,00 TO 15,500,000
PROPOSAL NO. 4 APPROVAL OF AN AMENDMENT TO THE 1994 EMPLOYEE STOCK OPTION PLAN TO EXTEND THE TERMINATION DATE
PROPOSAL NO. 5 TO APPROVE THE ISSUANCE OF SHARES OF CLASS A COMMON STOCK IN EXCESS OF 19.99% OF THE NUMBER OF SHARES OF CLASS A COMMON STOCK OUTSTANDING PRIOR TO APRIL 30, 2003, UPON CONVERSION OF SHARES OF SERIES H CONVERTIBLE PREFERRED STOCK, UPON EXERCISE OF THE RELATED WARRANTS AND UPON PAYMENT OF DIVIDENDS ACCRUING ON SUCH SERIES H CONVERTIBLE PREFERRED STOCK.
OTHER MATTERS
STOCKHOLDER PROPOSALS
AUDIT COMMITTEE CHARTER WAVE SYSTEMS CORP.
WAVE SYSTEMS CORP. AMENDED AND RESTATED 1994 EMPLOYEE STOCK OPTION PLAN